UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – December 2, 2015

GILLA INC.
 (Exact Name of Registrant as Specified in its Charter)

NEVADA	000-28107	88-0335710
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

475 Fentress Blvd., Unit L, Daytona Beach, Florida 32114
(Address of principal executive offices)

(416) 843-2881
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On December 2, 2015, Gilla Inc. (“Gilla” or the “Company”) closed the acquisition of all of the assets of The Mad Alchemist, LLC (the “Vendor”), an e-liquid manufacturer, including the assets, rights and title to own and operate The Mad Alchemist and Replicant e-liquid brands (the “Brands”), pursuant to an asset purchase agreement. The total purchase price for the assets was five hundred thousand dollars ($500,000) payable to the Vendor over a period of thirty-months from the closing date in common stock and cash.

On the closing date, the Company (i) issued to the Vendor 819,672 shares of common stock of the Company valued at $0.122 per share for a total value of $100,000; (ii) agreed to pay to the Vendor a total of $400,000 in deferred payments, payable in ten (10) equal payments of $20,000 in cash and $20,000 in common stock every three (3) months following the closing date (each, a “Distribution Date”); and (iii) agreed to a quarterly-earn out based on the gross profit stream derived from product sales of the Brands commencing on the closing date up to a maximum of 25% of the gross profit stream. The number of common shares issuable on each Distribution Date will be calculated and priced using the weighted average closing market price of the Company, as quoted by the OTC Markets Group, for the five (5) trading days prior to each Distribution Date. Vendor shall retain responsibility for all historical, current and future liabilities (including but not limited to tax liabilities) relating to the Vendor’s business, The Mad Alchemist, LLC. On the closing date, the Company also entered into employment agreements with two of the principals of the Vendor, each with salaries of $90,000 respectively.

Item 9.01                      Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this Item, with respect to the acquired assets described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item, with respect to the acquired assets described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.            Description

99.1	Press Release dated December 2, 2015 from Gilla Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GILLA INC.

Dated: December 8, 2015	By:	/s/ J. Graham Simmonds
Name: J. Graham Simmonds
Title: Chief Executive Officer